                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      for
                 6.50% Cumulative Convertible Preferred Stock
                              of USX Corporation
                            (Cusip No. 902905 1819)

                            UNITED STATES STEEL LLC
                             to be converted into
                        UNITED STATES STEEL CORPORATION

                              Offers to Exchange

     10% Senior Quarterly Income Debt Securities (SQUIDSSM) due 2031

     for 6.50% Cumulative Convertible Preferred Stock of USX Corporation, 6.75% Convertible Quarterly Income Preferred Securities (QUIPSSM) of USX
                             Capital Trust I, and
 8.75% Cumulative Monthly Income Preferred Shares, Series A (MIPS(R)), of USX
                                  Capital LLC

            Pursuant to the Prospectus Dated November 5, 2001.


     THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 7, 2001, UNLESS EARLIER TERMINATED
                           OR EXTENDED BY US.


                              The Exchange Agent
                             THE BANK OF NEW YORK

  By Hand and Overnight        By Registered or        By Facsimile (Eligible
        Courier:                Certified Mail:          Institutions Only):
                                                           (914) 773-5015


     20 Broad Street            20 Broad Street            (914) 773-5025

  Corp. Trust Services       Corp. Trust Services
         Window                     Window            To Confirm by Telephone:

New York, New York 10286   New York, New York 10286
  Attn: Reorganization       Attn: Reorganization          (914) 773-5735
          Unit                       Unit

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

  This Letter of Transmittal need not be completed if (a) the shares of 6.50% Preferred Stock are being tendered by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus (as defined below) under "The Exchange Offers--Procedures for Tendering" beginning on page 32, and (b) an "agent's message" is delivered to the Exchange Agent as described on page 33 of the Prospectus.


  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If shares of 6.50% Preferred Stock are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.
--------
SQUIDSSM and QUIPSSM are service marks and MIPS(R) is a registered trademark of Goldman, Sachs & Co.

  This Letter of Transmittal (the "Letter") relates to the offers (the "Exchange Offers") of United States Steel LLC, to be converted into United States Steel Corporation ("United States Steel"), to exchange up to an aggregate principal amount of $365 million of 10% Senior Quarterly Income Debt Securities due 2031 ("10% SQUIDS") for an equal face amount of 6.50% Cumulative Convertible Preferred Stock of USX Corporation ("6.50% Preferred Stock"), 6.75% Convertible Quarterly Income Preferred Securities ("6.75% QUIPS") of USX Capital Trust I, and 8.75% Cumulative Monthly Income Preferred Shares, Series A ("8.75% MIPS"), of USX Capital LLC (the 6.50% Preferred Stock, 6.75% QUIPS, and 8.75% MIPS are collectively referred to as the "Outstanding Securities"), pursuant to the prospectus dated November 5, 2001 (as may be amended or supplemented from time to time, the "Prospectus"). For each share of 6.50% Preferred Stock validly tendered and accepted for exchange, you will receive $50 principal amount of 10% SQUIDS, plus payment for accrued but unpaid dividends on the 6.50% Preferred Stock through the Exchange Date (as defined below). All tenders of shares of 6.50% Preferred Stock pursuant to the Exchange Offers must be received by the Exchange Agent prior to December 7, 2001; provided that United States Steel reserves the right, at any time or from time to time, to extend the Exchange Offers at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offers are extended. United States Steel will notify holders of shares of 6.50% Preferred Stock of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.


  The Exchange Offers are subject to certain conditions precedent as set forth in the Prospectus under the caption "The Exchange Offers--Conditions Precedent to the Exchange Offers," including the minimum condition that at least $150 million principal amount of 10% SQUIDS, in the aggregate, are issued in the Exchange Offers. We will accept up to a maximum face amount of (i) $77 million of 6.50% Preferred Stock, (ii) $127 million of 6.75% QUIPS and (iii) $161 million of 8.75% MIPS in the Exchange Offers. If we receive tenders for more than the face amount of any series of Outstanding Securities than are set forth above, we will prorate the number of validly tendered Outstanding Securities in each series that we will accept from each tendering holder.


  This Letter is to be completed by a holder of 6.50% Preferred Stock if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering" beginning on page 32, but only if an agent's message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offers must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will also send an agent's message to the Exchange Agent for its acceptance. The agent's message will state that DTC has received an express acknowledgment from the tendering holder of 6.50% Preferred Stock, which acknowledgment will confirm that such holder of 6.50% Preferred Stock received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that United States Steel may enforce this Letter against such holder of 6.50% Preferred Stock. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offers in lieu of execution and delivery of this Letter by the DTC participant identified in the agent's message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.


  Holders of shares of 6.50% Preferred Stock who are unable to complete the procedures for book-entry transfer of their shares of 6.50% Preferred Stock into the Exchange Agent's account at DTC prior to the Expiration Date must tender their shares of 6.50% Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers-- Procedures for Tendering--Guaranteed Delivery" on page 34.


       DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE
                                EXCHANGE AGENT.

  The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.

  List below the shares of 6.50% Preferred Stock to which this Letter relates. If shares of 6.50% Preferred Stock are registered in different names, a separate Letter must be submitted for each registered owner. See Instruction
2. If you are accepting the Exchange Offers, you must tender all of your shares of 6.50% Preferred Stock. Partial tenders will not be permitted.


            DESCRIPTION OF SHARES OF 6.50% PREFERRED STOCK TENDERED

-------------------------------------------------------------------------------

     Name of Registered
    Holder of Shares of      6.50% Preferred Stock
  6.50% Preferred Stock as Certificate Number(s) or
      Listed on 6.50%       Name of DTC Participant
      Preferred Stock        and Participant's DTC   Number of Shares  Soliciting
   Certificate(s) or DTC    Account Number in Which      of 6.50%      Dealer (See
     Security Position     Shares of 6.50% Preferred Preferred Stock  Instruction 5
          Listing               Stock are Held           Tendered        Below)
-----------------------------------------------------------------------------------

 Lost, Stolen, or Destroyed Certificates

 [_]My 6.50% Preferred Stock certificate(s) that represented     shares have
    been lost, stolen or destroyed, and I require assistance in tendering such 6.50% Preferred Stock certificates. I understand that I must contact the Exchange Agent to obtain instructions for tendering such 6.50% Preferred Stock certificate(s). (See Instruction 8.)


              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

  By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute United States Steel's Exchange Offers, to exchange up to an aggregate of $365 million principal amount of 10% SQUIDS of United States Steel for an equal face amount of 6.50% Preferred Stock, 6.75% QUIPS, and 8.75% MIPS, on the terms and subject to the conditions of the Prospectus.


  Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to United States Steel the aggregate number of shares of 6.50% Preferred Stock indicated above pursuant to the Exchange Offers to exchange $50 principal amount of 10% SQUIDS for each share of 6.50% Preferred Stock validly tendered and accepted, plus payment of accrued but unpaid dividends through the Exchange Date (as defined below). As used herein, "Exchange Date" shall mean the third business day following December 7, 2001, or, if United States Steel extends the Exchange Offers, the third business day following the latest date and time to which the Exchange Offers are extended (as so extended, the "Expiration Date"); provided, however, that if more than $365 million of Outstanding Securities, in the aggregate, are tendered and proration of tendered shares is required, the Exchange Date shall occur on or prior to the seventh business day after the Expiration Date. Subject to, and effective upon, the acceptance of the shares of 6.50% Preferred Stock tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent's message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of United States Steel all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of the shares of 6.50% Preferred Stock tendered thereby; (ii) waives any and all rights with respect to the shares of 6.50% Preferred Stock tendered; and (iii) releases and discharges United States Steel and USX Corporation from any and all claims such holder may have, now or in the future, arising out of or related to the shares of 6.50% Preferred Stock, including, without limitation, any claims that such holder is entitled to participate in any redemption of the shares of 6.50% Preferred Stock. The undersigned acknowledges and agrees that the tender of shares of 6.50% Preferred Stock made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

  The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of 6.50% Preferred Stock tendered hereby and to acquire the 10% SQUIDS issuable upon the exchange of such tendered shares of 6.50% Preferred Stock, and that, when and if the shares of 6.50% Preferred Stock tendered hereby are accepted for exchange, United States Steel will acquire good and unencumbered title to the tendered shares of 6.50% Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or United States Steel to be necessary or desirable to transfer ownership of such shares of 6.50% Preferred Stock on the account books maintained by DTC.


  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of United States Steel) with respect to such shares of 6.50% Preferred Stock with full power of substitution to: (i) transfer ownership of such shares of 6.50% Preferred Stock on the account books maintained by DTC to, or upon the order of, United States Steel; (ii) present such shares of 6.50% Preferred Stock for transfer of ownership on the books of United States Steel; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of 6.50% Preferred Stock; and (iv) deliver, in book-entry form, the 10% SQUIDS issuable upon acceptance of the shares of 6.50% Preferred Stock tendered hereby, plus payment of accrued but unpaid dividends on the shares of 6.50% Preferred Stock accepted, together with any shares of 6.50% Preferred Stock not accepted in the Exchange Offers, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offers as described in the Prospectus.


  All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

  The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offers--Conditions Precedent to the Exchange Offers." The undersigned recognizes that as a result of these conditions (which may be waived by United States Steel, in whole or in part, in the sole discretion of United States Steel), as more particularly set forth in the Prospectus, United States Steel may not be required to accept all or any of the shares of 6.50% Preferred Stock tendered hereby.

  The undersigned understands that a valid tender of shares of 6.50% Preferred Stock is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter (or an agent's message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to United States Steel (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of shares of 6.50% Preferred Stock hereunder (including time of receipt) and acceptance of tenders and withdrawals of shares of 6.50% Preferred Stock will be determined by United States Steel in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

  The undersigned understands that, if $77 million face amount or less of 6.50% Preferred Stock, $127 million face amount or less of 6.75% QUIPS and $161 million face amount or less of 8.75% MIPS are validly tendered and not withdrawn prior to the Expiration Date, United States Steel may accept for exchange all of such Outstanding Securities. Upon the terms and subject to the conditions of the Exchange Offers, if more than the maximum face amount set forth above of any series of Outstanding Securities is validly tendered and not withdrawn prior to the Expiration Date, United States Steel may accept for exchange Outstanding Securities of such series from each tendering holder of such series on a pro rata basis.




  The undersigned acknowledges and agrees that issuance of 10% SQUIDS, plus a credit, in payment of accrued but unpaid dividends on the shares of 6.50% Preferred Stock through the Exchange Date, to a DTC account designated herein by the undersigned in exchange for validly tendered shares of 6.50% Preferred Stock that are accepted in the Exchange Offers, will be made as promptly as practicable after the Exchange Date.


  In the event that the "Special Issuance and Payment Instructions" box is completed, the undersigned hereby understands and acknowledges that any shares of 6.50% Preferred Stock representing shares tendered but not accepted in the Exchange Offers will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that United States Steel has no obligation pursuant to the "Special Issuance and Payment Instructions" box to transfer any shares of 6.50% Preferred Stock from the name(s) of the registered holders thereof to the person indicated in such box, if United States Steel does not accept any shares of 6.50% Preferred Stock so tendered. The undersigned acknowledges and agrees that United States Steel and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of shares of 6.50% Preferred Stock, and may retain such shares of 6.50% Preferred Stock, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

  Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery may be directed to the Information Agent, whose address and telephone number appear on the final page of this Letter. See Instruction 9 below.

                               Method of Delivery

 [_]CHECK HERE IF TENDERED SHARES OF 6.50% PREFERRED STOCK ARE BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK- ENTRY TRANSFER FACILITY, AND COMPLETE THE
    FOLLOWING:

 -----------------------------------------------------------------------------
                         Name of Tendering Institution

 -----------------------------------------------------------------------------
                                Account Number

 -----------------------------------------------------------------------------
                            Transaction Code Number

 [_]CHECK HERE IF TENDERED SHARES OF 6.50% PREFERRED STOCK ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

 -----------------------------------------------------------------------------
                         Name of Registered Holder(s)

 -----------------------------------------------------------------------------
                         Window Ticket Number (if any)

 -----------------------------------------------------------------------------
              Date of Execution of Notice of Guaranteed Delivery

 -----------------------------------------------------------------------------
             Name of Eligible Institution that Guaranteed Delivery

 Delivered by Book-Entry Transfer?[_] Yes[_] No

 -----------------------------------------------------------------------------
                                Account Number

 -----------------------------------------------------------------------------
                            Transaction Code Number

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
         Signature(s) of Holder(s) of Shares of 6.50% Preferred Stock

  Must be signed by registered holder(s) of shares of 6.50% Preferred Stock exactly as such participant's name appears on a security position listing as the owner of the shares of 6.50% Preferred Stock, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

 -----------------------------------------------------------------------------
                                     Date

 -----------------------------------------------------------------------------
                                    Name(s)

 -----------------------------------------------------------------------------
                                   Capacity

 -----------------------------------------------------------------------------
                         Address (Including Zip Code)

 -----------------------------------------------------------------------------

  DTC Account to which 10% SQUIDS should be delivered and payment for accrued but unpaid dividends through the Exchange Date should be credited


 -----------------------------------------------------------------------------
       Tax Identification or Social Security Number (See Instruction 9)

 -----------------------------------------------------------------------------
                     Telephone Number (Include Area Code)

                PAYER'S NAME: BANK OF NEW YORK, Exchange Agent

                         Part 1--PLEASE PROVIDE YOUR        Social Security
                         TIN IN THE BOX AT RIGHT AND       Number or Taxpayer
                         CERTIFY BY SIGNING AND DATING   Identification Number
                         BELOW.

 SUBSTITUTE
 Form W-9
                                                          ------------------

 Department of          -------------------------------------------------------
 the Treasury            Part 2--Check the box if you are NOT subject to
 Internal                backup withholding under the provisions of section
 Revenue Service         3406 of the Internal Revenue Code because either (1)
                         you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue
                         Service has notified you that you are no longer subject to backup withholding.

 Payer's Request for
 Taxpayer Identification CERTIFICATION--UNDER THE PENALTIES OF       Part 3--
 Number (TIN)            PERJURY, I CERTIFY THAT THE INFORMATION     Awaiting
                         PROVIDED ON THIS FORM IS TRUE, CORRECT      TIN
                         AND COMPLETE.
                        -------------------------------------------------------

                         SIGNATURE _________________  DATE _______

  INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, you may check the box in Part 2 above.

  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE.

  THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                            (See Instructions 2 & 7)

   To be completed ONLY if 10% SQUIDS plus accrued but unpaid dividends for accepted shares of 6.50% Preferred Stock are to be issued, and shares of 6.50% Preferred Stock in a face amount tendered but not accepted in the Exchange Offers are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified on page 3 above.


   Record ownership of 10% SQUIDS in book-entry form and credit payment for accrued but unpaid dividends on accepted shares of 6.50% Preferred Stock, and issue shares of 6.50% Preferred Stock tendered but not accepted in the Exchange Offers, in the name and to the DTC account number set forth below.

 _____________________________________________________________________________
                                     Name

 _____________________________________________________________________________
                                 DTC Account #

 _____________________________________________________________________________
                         Address (Including Zip Code)

 _____________________________________________________________________________
                (Tax Identification or Social Security Number)
                             (See Instruction 10)


         MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 BELOW) (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

 _____________________________________________________________________________
             Name of Eligible Institution Guaranteeing Signatures

 _____________________________________________________________________________
                         Address (Including Zip Code)

 _____________________________________________________________________________
                    Telephone Number (Including Area Code)

 _____________________________________________________________________________
                             Authorized Signature

 _____________________________________________________________________________
                                 Printed Name

 _____________________________________________________________________________
                                     Title

 _____________________________________________________________________________
                                     Date

                                 INSTRUCTIONS

  1. Delivery of Letter of Transmittal. To tender shares of 6.50% Preferred Stock in the Exchange Offers, book-entry transfer of the shares of 6.50% Preferred Stock into the Exchange Agent's account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent's message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to 5:00 p.m. New York City time on the Expiration Date. Tenders of 6.50% Preferred Stock in the Exchange Offers may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter.

  THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH DTC'S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF SHARES OF 6.50% PREFERRED STOCK. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SHARES OF 6.50% PREFERRED STOCK WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO UNITED STATES STEEL OR DTC.

  Shares of 6.50% Preferred Stock tendered pursuant to the Exchange Offers may be withdrawn at any time prior to 5:00 p.m. New York City time on the Expiration Date, unless the Exchange Offers are extended with material changes in the terms thereof, in which case tenders of shares of 6.50% Preferred Stock may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered shares of 6.50% Preferred Stock must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offers--Proper Execution and Delivery of Letters of Transmittal--Withdrawal of Tenders" on page 36.


  2. Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the shares of 6.50% Preferred Stock tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of shares of 6.50% Preferred Stock is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

  If any of the shares of 6.50% Preferred Stock tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter. If any tendered shares of 6.50% Preferred Stock are registered in client names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter and any necessary accompanying documents as there are different names in which the shares of 6.50% Preferred Stock are held.

  If this Letter or any shares of 6.50% Preferred Stock or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by United States Steel, proper evidence satisfactory to United States Steel of their authority so to act must be submitted with this Letter.

  3. Guarantee of Signatures. If this Letter is not signed by the holder, the holder must transmit a separate, properly completed power with this Letter (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

  An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

  (i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance
      Act);

  (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act;

  (iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

  (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and

  (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

  For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: For a change in name by marriage, etc., this Letter should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Letter should be signed, e.g., "James
E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

  You should consult your own tax advisor as to possible tax consequences resulting from the issuance of 10% SQUIDS, as described above, in a name other than that of the registered holder(s) of the surrendered shares of 6.50% Preferred Stock.


  4. Transfer Taxes. United States Steel will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Securities to United States Steel in the Exchange Offers. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

  . if SQUIDS in book-entry form are to be registered in the name of any person other than the person signing the Letter; or

  . if tendered Outstanding Securities are registered in the name of any person other than the person signing the Letter.

  If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Outstanding Securities tendered by such holder.

  5. Solicited Tenders. United States Steel will pay, or cause to be paid, to Soliciting Dealers (as defined herein), designated by the beneficial owner of shares of 6.50% Preferred Stock validly tendered, accepted and exchanged in the Exchange Offers, a solicitation fee of 2% of the face amount of each of the shares of 6.50% Preferred Stock validly tendered, accepted and exchanged in the Exchange Offers, with respect to which such Soliciting Dealer was designated.

  A Soliciting Dealer must first get approval from the beneficial owner of the Outstanding Securities tendered to have themselves designated as the soliciting dealer for that tender. In order to receive the soliciting dealer fee with respect to any tendered Outstanding Securities, the email or Letter of Transmittal, as the case may be, must relate to 6.50% Preferred Stock certificates that have been validly tendered and not withdrawn.

  "Soliciting Dealer" includes: (A) any broker or dealer which is a member in good standing of a registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc; (B) any foreign broker or dealer that agrees to conform to the requirements set forth in the Prospectus and this

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

Letter, with respect to the solicitation of tenders outside of the United States; and, (C) any commercial bank and trust company having an office, branch or agency in the United States, any one of whom has solicited and obtained a tender pursuant to the Exchange Offers.

  Soliciting Dealers include organizations described in clauses (A), (B) and
(C) above even when activities of such organizations in connection with the Exchange Offers consist solely of forwarding to clients materials relating to the Exchange Offers, including the Prospectus and this Letter, and tendering as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any shares of 6.50% Preferred Stock. No Soliciting Dealer is required to make any recommendation to holders of shares of 6.50% Preferred Stock as to whether to tender or refrain from tendering in the Exchange Offers. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Exchange Offers included any activities other than those described above, and for all purposes noted in all materials distributed in relation to the Exchange Offers, the term "solicit" shall be deemed to mean no more than processing shares of 6.50% Preferred Stock tendered or forwarding to customers materials regarding the Exchange Offers, except as such term may be used in relation to the dealer managers.

  6. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the shares of 6.50% Preferred Stock hereunder will be determined by United States Steel, in its sole judgment (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. United States Steel reserves the right to waive any irregularities or defects in the surrender of any shares of 6.50% Preferred Stock and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

  7. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the 10% SQUIDS on the DTC security listing position is to be recorded and the name and DTC account number to which a credit for payment of accrued but unpaid disbursements on the shares of 6.50% Preferred Stock is to be made if different from the name and account number of the person(s) signing this Letter. A Social Security Number will be required.


  8. Lost, Stolen, or Destroyed 6.50% Preferred Stock Certificate(s). If your 6.50% Preferred Stock certificate(s) have been lost, stolen or destroyed, such should be indicated on page 3 of this Letter. In such event, the Exchange Agent will forward additional documentation, including an affidavit of loss and an indemnity bond, necessary to be completed in order to tender such lost, stolen or destroyed 6.50% Preferred Stock certificate(s). You will not be entitled to exchange your lost, stolen or destroyed 6.50% Preferred Stock certificate(s) unless you deliver to the Exchange Agent the properly completed and signed affidavit of loss and post the indemnity bond in an amount reasonably determined by the Company as indemnity against any claim that may be made against the Company with respect to such certificate(s).

  9. Additional Copies. Additional copies of this Letter may be obtained from the Information Agent at the address listed below.

  10. Substitute Form W-9. You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided above and to certify under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service ("IRS") and a federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

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

      IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT

                         MELLON INVESTOR SERVICES LLC
                           44 WALL STREET--7th FLOOR
                           NEW YORK, NEW YORK 10005
                             PHONE: (917) 320-6286
                              FAX: (917) 320-6320
                           TOLL FREE: (866) 293-6624

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax law, a holder whose shares of 6.50% Preferred Stock are accepted for exchange, unless an exemption applies, is required by law to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 (provided above). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such holder pursuant to this Letter may be subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. Exempt holders, other than foreign holders, should furnish their TIN, write "EXEMPT" on the face of their Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                        Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a holder, the holder is required to notify the Exchange Agent of his or her correct TIN (or the TIN of another payee) by completing the section of Form W-9 (Part 2) certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such holder is awaiting a taxpayer identification number) and that (1) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the holder that he or she is no longer subject to backup withholding.

                     What Number to Give the Paying Agent

  The holder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered shares of 6.50% Preferred Stock. If shares of 6.50% Preferred Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on all cash payments until a TIN is provided to the Exchange Agent.


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